SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2006

Earth Biofuels, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 407

Dallas, TX  75205

 (Address of Principal Executive Offices and Zip Code)

(214) 389-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 27, 2006, Earth Biofuels, Inc. (the “Company”) acquired approximately 8 acres of land in Durant, Oklahoma in anticipation of the Company’s plans to build an ethanol production facility. The land is immediately adjacent to the Company’s existing biodiesel production facility such that the two facilities will be able to share the rail access at the site. The Company has not yet acquired the equipment nor obtained the permits necessary for ethanol production at the site.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meadows Springs, Inc.
(Registrant)

Date:	April 27, 2006	By:	/s/ Dennis McLaughlin
Dennis McLAughlin
CEO